Exhibit 32.1
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Science Applications International Corporation (the “Company”) on Form 10-Q for the period ended November 3, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Toni Townes-Whitley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 4, 2023

/s/ Toni Townes-Whitley
Toni Townes-Whitley
Chief Executive Officer